EXHIBIT 10.6

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                   BANKFIRST

                                      AND

                       FIRST NATIONAL BANK OF GATLINBURG

      This Agreement and Plan of Merger is made this 16th day of January, 1997, by and among Smoky Mountain Bancorp, Inc., a Tennessee corporation registered as a bank holding company, with its principal offices at 625 Market Street, Knoxville, Tennessee (hereinafter "Parent"), BankFirst, a Tennessee corporation with its principal offices at 625 Market Street, Knoxville, Tennessee 37901 (hereinafter "BankFirst"), and First National Bank of Gatlinburg, a national banking association with its principal offices at 811 Parkway, Gatlinburg, Tennessee (hereinafter "First National").

                              W I T N E S S E T H:

      WHEREAS, the authorized capital stock of BankFirst consists of (i) Ten Million (10,000,000) shares of Common Stock, par value $5.00 per share (the "BankFirst Common Stock"), of which One Million One Hundred Fifty-Four Thousand One Hundred Fifty-Two (1,154,152) shares are authorized, issued and outstanding as of this date, and (ii) Five Hundred Thousand (500,000) shares of Preferred Stock, par value $5.00 per share (the "BankFirst Preferred Stock"), of which Two Hundred Twenty-Five Thousand Five Hundred Fifty-Nine (225,559) shares are authorized, issued and outstanding as of this date; and

      WHEREAS, Parent is the owner of all of the issued and outstanding shares of BankFirst Common Stock and BankFirst Preferred Stock; and

      WHEREAS, the authorized capital stock of First National consists of (i) Two Hundred Thousand (200,000) shares of Common Stock, par value Ten ($10.00) Dollars per share (the "First National Common Stock"), of which Ninety-Four Thousand Six Hundred Forty-Five (94,645) shares are issued and outstanding as of this date; and

      WHEREAS, Parent is the owner of all of the issued and outstanding shares of First National Common Stock; and

      WHEREAS, Parent proposes to merge First National into BankFirst, with BankFirst becoming the surviving corporation and "Resulting Bank", as that term is used in Tennessee Code Annotated, Section 45-2-1301(7); and

      WHEREAS, pursuant to Tennessee Code Annotated, Sections 45-2-1304 and 45-2-1305, the Board of Directors of Parent, BankFirst, and First National, and Parent as the sole Shareholder of both BankFirst and First National, are entitled to vote on the Merger; and

      WHEREAS, the purpose of this Agreement and Plan of Merger is to set forth the terms and conditions of the Merger for consideration and approval by the Board of Directors of Parent, BankFirst and First National, and by Parent as the sole Shareholder of BankFirst and First National.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

      As used in this Agreement, the following terms have the definitions indicated:

      "Agreement" means this Agreement and Plan of Merger, and all exhibits annexed to and incorporated by specific reference as a part of this Agreement.

      "Audited Financial Statements of BankFirst" shall have the meaning assigned to such term in Section 7.5 of this Agreement.

      "BankFirst"  shall  mean  BankFirst,   a  Tennessee  banking   corporation
headquartered at 625 Market Street, Knoxville, Knox County, Tennessee 37902.

      "BankFirst Common Stock" shall mean the Five Dollar ($5.00) par value common stock of which Ten Million (10,000,000) shares are authorized and One Million One Hundred Fifty-Four Thousand One Hundred Fifty-Two (1,154,152) shares are issued and outstanding.

      "BankFirst   Financial   Statements"  shall  mean  the  Audited  Financial
Statements and the Unaudited Financial Statements described in Section 7.5.

      "BankFirst Preferred Stock" shall mean the Five Dollar ($5.00) par value Non-Cumulative Convertible Preferred Stock of which Five Hundred Thousand (500,000) shares are authorized and Two Hundred Twenty-Five Thousand Five Hundred Fifty-Nine (225,559) shares are issued and outstanding.


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

      "BankFirst Subsidiary" shall mean Eastern Life Insurance Company, a duly chartered and validly existing corporation chartered under the laws of the State of Tennessee, headquartered at 625 Market Street, Knoxville, Knox County, Tennessee 37902.

      "Constituent Corporations" shall mean the two corporations being merged, which are BankFirst and First National.

      "Effective Date" shall have the meaning assigned to it in Section 3.2 of this Agreement; provided, however, the Effective Date may be extended if governmental approvals have not been obtained.

      "FDIC" shall mean the Federal Deposit Insurance Corporation.

      "First National" shall mean First National Bank of Gatlinburg, a national banking association headquartered at 811 Parkway, Gatlinburg, Sevier County, Tennessee 37738.

      "First National Common Stock" shall mean the Ten ($10.00 Dollar par value common stock of which Two Hundred Thousand (200,000) shares are authorized and Ninety-Four Thousand Six Hundred Forty-Five (94,645) shares are issued and outstanding.

      "First National's Financial Statements" shall have the meaning specified in Section 8.5 of this Agreement.

      "GAAP" shall mean Generally Accepted Accounting Principles, consistently applied.

      "Government  Approvals"  shall have the  meaning  assigned to such term in
Section 6.4 of this agreement.

      "Merger" shall mean the merger of First National Bank into BankFirst, with BankFirst being the Surviving Corporation and Resulting Bank, as described in
Section 3.1 of this Agreement.

      "Merging   Banks"  shall  mean   BankFirst  and  First  National  Bank  of
Gatlinburg.

      "Parent" shall mean Smoky Mountain Bancorp, Inc., a corporation chartered and existing under the laws of the State of Tennessee which is registered as a bank holding company and has its principal office at 625 Market Street, Knoxville, Knox County, Tennessee 37902.

      "Parent Preferred Stock" shall mean the One Million (1,000,000) shares of authorized $5.00 par value Preferred Stock of Parent, of which Two Hundred Twenty-Five Thousand Five Hundred Fifty-Nine (225,559) shares are now issued and outstanding.


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

      "Parent Voting Common Stock" shall mean the Ten Million (10,000,000) shares of authorized voting Common Stock of Parent, $2.50 par value, of which Nine Hundred Ninety-Three Thousand Four Hundred Thirty-Six (993,436) shares are now issued and outstanding, and of which Ninety-One Thousand One Hundred Seventeen (91,117) shares are being held by Parent as treasury stock.

      "Parent's  Financial  Statements"  shall  have the  meaning  specified  in
Section 6.6 of this Agreement.

      "Resulting Bank" shall have the definition assigned to it in Section 45-2-1301(7) of the Tennessee Code, and for the purposes of this Agreement shall mean BankFirst, which is also referred to herein as the Surviving Corporation.

      "Surviving Corporation" shall mean the surviving corporation of the Merger, which for the purposes of this Agreement shall mean BankFirst, which is also referred to herein as the Resulting Bank.

      "TDFI" shall mean the Tennessee Department of Financial Institutions.

                                   ARTICLE II
                                  MERGING BANKS

      Section 2.1 Names and Addresses of Merging Banks. The names and addresses of the principal offices of the Merging Banks are as follows:

                            (1)   BankFirst
                                  625 Market Street
                                  Knoxville, Tennessee 37902

                            (2)   First National Bank of Gatlinburg
                                  811 Parkway
                                  Gatlinburg, Tennessee 37738

      Section 2.2 Location of Each Office or Branch of BankFirst. The addresses of each office or branch of BankFirst is listed on Exhibit A attached hereto and made a part hereof.

      Section 2.3 Location of Each Office or Branch of First National. The addresses of each offices or branch of First National is listed on Exhibit B attached hereto and made a part hereof.


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

                                   ARTICLE III
                                   THE MERGER

      Section 3.1 Merger. Subject to the terms and conditions of this Merger Agreement, First National shall be merged with and into BankFirst in accordance with the General Corporation Law of the State of Tennessee, the Title 45, Banks and Financial Institutions, Tennessee Code Annotated ss.45-1-101, et seq., and the Rules and Regulations of the Federal Deposit Insurance Corporation. The separate existence of First National shall cease, and BankFirst shall be the surviving corporation and the Resulting State Bank, and shall continue its corporate existence under the laws of the State of Tennessee as a wholly owned subsidiary of Parent.

      Section 3.2 Effective Date of the Merger. The Merger shall become effective when a properly approved and executed Certificate of Merger is duly issued by the Commissioner of Financial Institutions for the State of Tennessee and submitted to the Secretary of State for the State of Tennessee pursuant to T.C.A. Section 45-2-1306. When used in this Agreement, the term "Effective Date" shall mean the date and time at which such Certificate is so filed, and the effective date shall be March 21, 1997, provided the regulatory approvals are obtained and the Certificate of Merger is filed..

                                   ARTICLE IV
                  THE SURVIVING CORPORATION AND RESULTING BANK

      Section 4.1 Name of Surviving Corporation and Resulting Bank. At the effective date, BankFirst shall become the Surviving Corporation and Resulting Bank from the Merger.

      Section 4.2 Charter of Incorporation. At the Effective Date, the Amended and Restated Charter of BankFirst shall be the Charter of Incorporation of Surviving Corporation and Resulting Bank, and thereafter may be amended in accordance with its terms and as provide by law.

      Section 4.3 Bylaws. The Bylaws of BankFirst as in effect on the Effective Date shall be the Bylaws of the Resulting Bank.

      Section 4.4 Board of Directors. From and after the Effective Date, the Board of Directors of BankFirst shall be the Board of Directors of the Resulting Bank. Members of the Board of Directors will be selected, and vacancies will be filled, in accordance with the Charter of Incorporation and the Bylaws of BankFirst. As of the Effective Date, the members of the Board of Directors of the Resulting Bank shall be those listed on Exhibit C attached hereto and made a part hereof.


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

      Section 4.5 Officers. From and after the Effective Date, the officers of the Resulting Bank shall be those officers listed on Exhibit D attached hereto and made a part hereof. After the Effective Date, the Board of Directors of the Resulting Bank may make changes in the officers in accordance with the law and as provided by the Charter of Incorporation and the Bylaws of BankFirst.

      Section 4.6 Location of Principal Office. The location of the principal office of the Resulting Bank shall be BankFirst, 625 Market Street, Knoxville, Tennessee 37902.

      Section 4.7 Location of Each Additional Office and/or Branch. The address of each office and/or branch of the Resulting Bank shall be those listed on Exhibit E attached hereto and made a part hereof. Each of these locations were originally locations of one of the Merging Banks, and it is contemplated that all of the officers of BankFirst and First National will continue to be operated.

                                    ARTICLE V
                          STOCK OWNERSHIP AFTER MERGER

      Section 5.1 Cancellation of Shares. As of the Effective Date, Parent shall cancel all of the authorized, issued and outstanding shares of First National Common Stock and First National Preferred Stock.

      Section 5.2 Ownership of BankFirst Shares. As of the date of this agreement and as of the Effective Date, Parent shall own all of the authorized, issued and outstanding shares of BankFirst Common Stock and BankFirst Preferred Stock.

      Section 5.3 Closing of First National Transfer Books. The stock transfer books of First National were closed when the Parent acquired First National in 1989, and there have not been, nor will there be any transfer of First National Common Stock or First National Preferred Stock..

                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF PARENT

      Parent represents and warrants to BankFirst and First National as follows:

      Section 6.1 Organization. Parent is a bank holding corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee, and (i) has, in all material respects, all requisite corporate power and authority to own, operate and lease its material properties and carry on its business as it is currently being conducted; (ii) is in good standing and is duly


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

qualified to do business in each jurisdiction where the character of its properties owned or held under lease or by nature of its business make such qualification necessary; and (iii) has in effect all federal, state and local governmental authorizations, permits and licenses necessary for it to own or lease its properties and assets and to carry on its business as it is currently being conducted. The corporate charter and bylaws of Parent, as amended to date, are in full force and effect.

      Section 6.2 Capitalization. The authorized capital stock of Parent consists of Three Million (3,000,000) shares of voting Common Stock of par value of Two Dollars and Fifty Cents ($2.50) per share ("Parent Voting Common Stock"); and One Million shares of Preferred Stock of par value of Five Dollars ($5.00) per share ("Parent Preferred Stock"). As of the date of this Agreement, Nine Hundred Ninety-Three Thousand Four Hundred Thirty-Six (993,436) shares of Parent Common Stock are issued and outstanding; and Two Hundred Twenty-Five Thousand Five Hundred Fifty-Nine (225,559) shares of Parent Preferred Stock are issued and outstanding. In addition, Parent is holding Ninety-One Thousand One Hundred Seventeen (91,117) shares of Parent Common Stock and Parent Preferred Stock as treasury stock. All of the outstanding Parent Common Stock is validly issued, fully paid, and non-assessable, and has not been issued in violation of any preemptive rights of any shareholder of Parent. All of the outstanding Parent Preferred Stock is validly issued, fully paid and non-assessable and has not been issued in violation of any preemptive rights of any shareholder of Parent.

      Section 6.3 Authority Relative to this Agreement. Parent has the corporate power to enter into this Agreement and to carry out its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by Parent's Board of Directors, and, no other corporate proceedings on the part of the Parent are necessary to authorize this Agreement and the transactions contemplated by this Agreement. Parent is not subject to or obligated under (i) any charter, bylaw, indenture, or other loan document provision or (ii) any other contract, license, franchise, permit, order or decree, which would be breached or violated by Parent executing and carrying out this Agreement. The Parent is the sole shareholder of BankFirst and First National, and has given its approval to the merger as required by Tennessee Code Annotated ss.45-2-1305.

      Section 6.4 Government Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental authority is required to be made or obtained by Parent in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated herein by Parent. BankFirst shall file the appropriate application with the FDIC to obtain its prior approval of this Agreement; and the appropriate documentation to obtain the prior approval of the Tennessee Department of Financial Institutions ("TDFI") under Section
45-2-1304 of the Tennessee Code and the regulations promulgated by the TDFI thereunder (collectively, the "Government Approvals").


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

      Section 6.5 No Legal Bar. Parent is not a party to, subject to or bound by, any agreement, judgment, order, writ, prohibition, injunction or decree of any court or other governmental body of competent jurisdiction which would prevent the execution of this Agreement by Parent, its delivery to BankFirst and First National or the consummation of the transactions contemplated hereby, and no action or proceeding is pending against Parent in which the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated here is at issue.

      Section 6.6 Reports and Financial Statements. Parent has delivered and, to the extent reference is made to financial statements not yet available or capable of development, will deliver to BankFirst and First National true and complete copies of: (i) Parent's audited Consolidated Financial Statements for the calendar years ended December 31, 1995 and 1994; and (ii) Parent's unaudited and consolidated financial statements for each of the calendar quarters in calendar year 1996 and thereafter, ending prior to the Effective Date. Such financial statements and the notes thereto present fairly, or will present fairly when issued, in all material respects, the consolidated financial position of Parent as of the respective dates thereof and the consolidated results of operations and consolidated cash flow of Parent for the periods indicated, and in each case in conformity with GAAP consistently applied and maintained.

      Section 6.7 Absence of Certain Changes of Events. Since December 31, 1996, there has not been any material adverse change in the financial condition or in the result of operations or the businesses, properties, assets, or liabilities of Parent and its subsidiary, taken as a whole.

      Section 6.8 Litigation. Except as disclosed in Parent's Financial Statements, there is no suit, action or proceeding pending or, to the knowledge of Parent, threatened against or affecting Parent or any of its subsidiaries, which, if adversely determined, would materially and adversely affect the financial condition, business or results of operations of Parent and its subsidiaries, taken as a whole; nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, or arbitration outstanding against Parent or any of its subsidiaries having, or which, insofar as can reasonably be foreseen, in the future may have, any such effect.

      Section 6.9 Disclosure. The information concerning, and the representations or warranties made by Parent as set forth in this Agreement, or in any document, statement, certificate or other writing furnished or to be furnished by Parent to BankFirst or First National pursuant hereto, do not and will not contain any untrue statement of material fact or omit and will not omit to state a material fact required to be stated herein or therein which is necessary to make the statements and facts contained herein or therein, in light of the circumstances under which they were or are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to BankFirst or First National by Parent pursuant hereto were or will be complete and accurate copies of such document.


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

                                   ARTICLE VII
                   REPRESENTATIONS AND WARRANTIES OF BANKFIRST

      Both as of the date hereof and as of the Effective Date, BankFirst represents and warrants to Parent and First National as follows:

      Section 7.1 Organization and Qualification of BankFirst. BankFirst is a state-chartered banking corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and (i) has all requisite corporate power and authority to own, operate and lease its material properties and to carry on its material business as it is currently being conducted; (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its material properties owned or held under lease or the nature of its material business makes such qualification necessary; (iii) has in effect all federal state and local government authorizations, permits and licenses necessary for it to own or leases its properties and assets and to carry on its business as it is currently being conducted; and (iv) its deposit accounts are insured by the FDIC to the fullest extent permitted under applicable law. BankFirst is not a member of the Federal Reserve System. The BankFirst subsidiary, Eastern Life Insurance Company, is duly chartered, validly existing and in good standing under the laws of the state of its incorporation and (i) has all requisite corporate power and authority to own, operate and lease its material properties and to carry on its material business as it is currently being conducted and (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its material properties owned or held under lease or the nature of its material business makes such qualification necessary; and (iii) has in effect all federal, state and local government authorizations, permits and licenses necessary for it to own or leases its properties and assets and to carry on its business as it is currently being conducted. BankFirst engages only in activities (and holds properties only of the types) permitted by the Tennessee Code for Tennessee state-chartered banks. The corporate charter and bylaws of BankFirst and its subsidiary, as amended to date, are in full force and effect.

      Section  7.2  Authorization,  Execution  and  Delivery;  Agreement  Not in
Breach.

            (a) BankFirst has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the proposed transactions have been duly authorized by a unanimous vote of the entire Board of Directors of BankFirst and, except for the approval of the sole Shareholder of BankFirst, no other corporate proceedings on the part of BankFirst are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement and all other agreements and instruments herein contemplated to be executed by BankFirst have been (or upon execution will have been) duly executed and delivered by BankFirst and constitute (or upon execution will constitute) legal, valid and enforceable obligations of BankFirst, subject, as to enforceability, to applicable bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to the application of equitable principles and judicial discretion.


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

            (b) The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof will not result in a violation or breach of any of the material terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice, or both, would constitute a default under), or conflict with, or permit the acceleration of, any obligation under any mortgage, lease, covenant, agreement, indenture or other instrument to which BankFirst or the BankFirst Subsidiary is a party or by which BankFirst or the BankFirst Subsidiary is bound; the Charter or Bylaws of BankFirst; or any judgment, decree, order, regulatory letter of understanding or award of any court, governmental body, authority or arbitrator by which
BankFirst or the BankFirst Subsidiary is bound; or any material permit, concession, grant, franchise, license, law, statute, ordinance, rule or regulation applicable to BankFirst or the BankFirst Subsidiary or the properties of any of them; or result in the creation of any material lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the properties or assets of BankFirst or the BankFirst Subsidiary.

      Section 7.3 No Legal Bar. BankFirst is not a party to, or subject to, or bound by, any agreement or judgment, order, letter of understanding, writ, prohibition, injunction or decree of any court or other governmental authority or body which would prevent the execution of this Agreement by BankFirst, the delivery thereof to Parent or the consummation of the transaction contemplated hereby and thereby, and no action or proceeding is pending against BankFirst in which the validity of this Agreement, the transaction contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with the transaction contemplated hereby is at issue.

      Section 7.4 Government and Other Approvals. BankFirst shall file the appropriate application with the FDIC and the Tennessee Department of Financial Institutions seeking their prior approval of the merger as set forth under this Agreement.

      Section 7.5 BankFirst Financial Statements. BankFirst has delivered true copies of its audited consolidated balance sheets as of December 31, 1995, 1994 and 1993, and the related consolidated statements of income and stockholders' equity and cash flows of BankFirst for the years ended December 31, 1995, 1994 and 1993 (the "Audited Financial Statements of BankFirst") and the comparative interim (or annual) financial statements for any subsequent quarter (or year) ending after December 31, 1995 and prior to the Effective Date. Such financial statements (i) were (or will be) prepared from the books and records of BankFirst; (ii) were (or will be) prepared in accordance with generally accepted accounting principles consistently applied; (iii) accurately present (or will present) BankFirst's consolidated financial condition and the consolidated results of its operations as at the relevant dates thereof and for the periods covered thereby; (iv) do contain or reflect (or will contain and reflect) all necessary adjustments and accruals for an accurate presentation of BankFirst's consolidated financial condition and the consolidated results of BankFirst's operations for the periods covered by such Financial Statements; and (v) do contain and reflect (or will contain and reflect) adequate provisions for loan losses, for ORE reserves and for all reasonably anticipated liabilities for all taxes, federal, state, or local, with respect to the periods then


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

ended.

      Section 7.6 Records and Documents. The records of BankFirst are and will be sufficient to enable BankFirst to continue conducting its business as a Tennessee-chartered state bank under similar standards as BankFirst has heretofore conducted such business.

      Section 7.7 Capitalization of BankFirst. The authorized capital stock of BankFirst consists of Ten Million (10,000,000) shares of common stock having a par value of $5.00 per share (the "BankFirst Common Stock") and Five Hundred Thousand (500,000) shares of noncumulative convertible preferred stock ("BankFirst Preferred Stock"). As of the date of this Agreement, 1,154,152 shares of BankFirst Common Stock are issued and outstanding and no BankFirst Common Stock is held by BankFirst as treasury stock. All of the outstanding BankFirst Common Stock is validly issued, fully paid and nonassessable and has not been issued in violation of any preemptive rights of any BankFirst shareholder. As of the date of this Agreement, 225,559 shares of BankFirst Preferred Stock shares are issued and outstanding and no BankFirst Preferred Stock is held by BankFirst as treasury stock. All of the outstanding BankFirst Preferred Stock is validly issued, fully paid and nonassessable and has not been issued in violation of any preemptive rights of any BankFirst shareholder. All of the issued and outstanding shares of BankFirst are presently held by Parent pursuant to a Plan of Share Exchange which was approved by the Federal Reserve Board on November 9, 1996 and consummated on December 31, 1996.

      Section 7.8 Disclosure. The information concerning, and representations and warranties made by, BankFirst set forth in this Agreement, or in any document, statement, certificate or other writing furnished or to be furnished by BankFirst to Parent pursuant hereto, does not and will not contain any untrue statement of a material fact or omit and will not omit to state a material fact required to be stated herein or therein necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to Parent or First National by BankFirst pursuant hereto were or will be complete and accurate copies of such documents.

      Section 7.9 Absence of Certain Changes of Events. Since December 31, 1996, there has not been any material adverse change in the financial condition or in the result of operations or the businesses, properties, assets, or liabilities of BankFirst and its subsidiary, taken as a whole.

      Section 7.10 Litigation. Except as disclosed in BankFirst's Financial Statements, there is no suit, action or proceeding pending or, to the knowledge of BankFirst, threatened against or affecting BankFirst or any of its subsidiaries, which, if adversely determined, would materially and adversely affect the financial condition, business or results of operations of BankFirst and its subsidiaries, taken as a whole; nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, or arbitration outstanding against BankFirst or any of its subsidiaries having, or which, insofar as can reasonably be foreseen, in the future may have, any such effect.

                                  ARTICLE VIII
                REPRESENTATIONS AND WARRANTIES OF FIRST NATIONAL

      Both as of the date hereof and as of the Effective Time, First National represents and warrants to Parent and BankFirst as follows:

      Section 8.1 Organization and Qualification of First National. First National is a federally-chartered national banking corporation duly organized, validly existing and in good standing under the laws of the United States of America and (i) has all requisite corporate power and authority to own, operate and lease its material properties and to carry on its material business as it is currently being conducted; (ii) is in good standing and is duly qualified to do business in each jurisdiction where the character of its material properties owned or held under lease or the nature of its material business makes such qualification necessary (iii) has in effect all federal state and local government authorizations, permits and licenses necessary for it to own or leases its properties and assets and to carry on its business as it is currently being conducted; and (iv) its deposit accounts are insured by the FDIC to the fullest extent permitted under applicable law. First National is a member of the Federal Reserve System. The corporate charter and bylaws of First National, as amended to date, are in full force and effect.

      Section  8.2  Authorization,  Execution  and  Delivery;  Agreement  Not in
Breach.

            (a) First National has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the consummation of the proposed transaction have been duly authorized by a majority of the entire Board of Directors of First National and, except for the approval of the sole Shareholder of First National, no other corporate proceedings on the part of First National are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement and all other agreements and instruments herein contemplated to be executed by First National have been (or upon execution will have been) duly executed and delivered by First National and constitute (or upon execution will constitute) legal, valid and enforceable obligations of First National, subject, as to enforceability, to applicable bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to the application of equitable principles and judicial discretion.

            (b) The execution and delivery of this Agreement, the consummation of the transaction contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof will not result in a violation or breach of any of the material terms or provisions of, or constitute a default under (or an event which, with the passage of time or the giving of notice, or both, would constitute a default under), or conflict with, or permit the acceleration of, any obligation under any mortgage, lease, covenant, agreement, indenture or other instrument to which First National is a party or by which First National is bound; the Charter or Bylaws of First National; or any judgment, decree, order, regulatory letter of understanding or award of any court, governmental body, authority or arbitrator by which First National is bound; or any material permit, concession, grant, franchise, license, law, statute, ordinance, rule or regulation applicable to First National or the properties of any of them; or result in the creation of any material lien, claim, security interest, encumbrance, charge, restriction or right of any third party of any kind whatsoever upon the properties or assets of First National.

      Section 8.3 No Legal Bar. First National is not a party to, or subject to, or bound by, any agreement or judgment, order, letter of understanding, writ, prohibition, injunction or decree of any court or other governmental authority or body which would prevent the execution of this Agreement by First National, the delivery thereof to Parent or the consummation of the transaction contemplated hereby and thereby, and no action or proceeding is pending against First National in which the validity of this Agreement, the transaction contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with the transaction contemplated hereby is at issue.

      Section 8.4 Government and Other Approvals. Except for the Government Approvals described in Section 6.4 and Section 7.4, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local governmental authority is required to be made or obtained by First National in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement nor is any consent or approval required from any landlord, licensor or other non-governmental party which has granted rights to First National in order to avoid forfeiture or impairment of such rights.

      Section 8.5 First National Financial Statements. First National has delivered true copies of its audited consolidated balance sheets as of December 31, 1995, 1994 and 1993, and the related consolidated statements of income and stockholders' equity and cash flows of BankFirst for the years ended December 31, 1995, 1994 and 1993 (the "Audited Financial Statements of First National") and the comparative interim (or annual) financial statements for any subsequent quarter (or year) ending after December 31, 1995 and prior to the Effective Date. Such financial statements (i) were (or will be) prepared from the books and records of First National; (ii) were (or will be) prepared in accordance with generally accepted accounting principles consistently applied; (iii) accurately present (or will present) First National's consolidated financial condition and the consolidated results of its operations as at the relevant dates thereof and for the periods covered thereby; (iv) do contain or reflect (or will contain and reflect) all necessary adjustments and accruals for an accurate presentation of First National's consolidated financial condition and the consolidated results of First National's operations for the periods covered by such Financial Statements; and (v) do contain and reflect (or will contain and reflect) adequate provisions for loan losses, for ORE reserves and for all reasonably anticipated liabilities for all taxes, federal, state, or local, with respect to the periods then ended.

      Section 8.6 Records and Documents. The records of First National are and will be sufficient to enable First National to continue conducting its business as a nationally-chartered bank under similar standards as First National has heretofore conducted such business.

      Section 8.7 Capitalization of First National. The authorized capital of First National consists of Two Hundred Thousand (200,000) shares of Common Stock, par value Ten ($10.00) Dollars per share ("First National Common Stock"). As of the date of this Agreement, Ninety-Four Thousand Six Hundred Forty-Five (94,645) shares of First National Common Stock are issued and outstanding and no First National Common Stock is held by First National as Treasury Stock. All of the First National Common Stock is validly issued, fully paid and non-assessable, and has not been issued in violation of any preemptive rights of any First National shareholder. All of the issued and outstanding shares of First National are presently held by Parent, pursuant to an Agreement and Plan of Reorganization which was approved by the Federal Reserve Board in November, 1989.

      Section 8.8 Disclosure. The information concerning, and representations and warranties made by, First National set forth in this Agreement, or in any document, statement, certificate or other writing furnished or to be furnished by First National pursuant hereto, does not and will not contain any untrue statement of a material fact or omit and will not omit to state a material fact required to be stated herein or therein necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they were or are made, not false or misleading. Copies of all documents heretofore or hereafter delivered or made available to Parent or First National by First National pursuant hereto were or will be complete and accurate copies of such documents.

      Section 8.9 Absence of Certain Changes of Events. Since December 31, 1996, there has not been any material adverse change in the financial condition or in the result of operations or the businesses, properties, assets, or liabilities of First National and its subsidiary, taken as a whole.

      Section 8.10 Litigation. Except as disclosed in First National's Financial Statements, there is no suit, action or proceeding pending or, to the knowledge of First National, threatened against or affecting First National or any of its subsidiaries, which, if adversely determined, would materially and adversely affect the financial condition, business or results of operations of First National and its subsidiaries, taken as a whole; nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, or arbitration outstanding against First National or any of its subsidiaries having, or which, insofar as can reasonably be foreseen, in the future may have, any such effect.

                                   ARTICLE IX
                     CONDUCT OF BUSINESS PENDING THE MERGER

      Section 9.1 Conduct of Business by BankFirst Pending the Merger. Prior to the Effective Date, unless Parent shall otherwise agree or is otherwise contemplated by this Agreement:

      (i) The respective businesses of BankFirst and its subsidiaries shall be conducted only in the ordinary course, and there shall be no material changes in the conduct of BankFirst's operations;

      (ii) BankFirst shall not (A) sell or pledge or agree to sell or pledge any stock owned by it in any of its subsidiaries; (B) amend its Amended and Restated Charter of Incorporation or Bylaws; or (C) split, combine or reclassify its outstanding capital stock or declare, set aside or pay any dividend payable in cash, stock or property;

      (iii) Neither BankFirst nor any of its subsidiaries shall (A) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class; (B) acquire or dispose of any fixed assets or acquire or dispose of any other substantial assets other than in the ordinary course of business;
            (C) incur a material amount of additional indebtedness, any other material liabilities or enter into any other material transaction other than in the ordinary course of business; (D) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

      (iv) BankFirst shall use its best efforts to preserve intact the business organization of BankFirst and its subsidiaries, to keep available the services of it with its present officers and key employees, and to preserve the good will of those having business relationships with it and its subsidiaries;

      (v) Neither BankFirst nor its subsidiaries will enter into any new employment agreements with any of their respective officers or employees or grant any increases in the compensation of their respective officers and employees other than increases in the ordinary course of business and consistent with past practice.

      Section 9.2 Conduct of Business by First National Pending the Merger. Prior to the Effective Date, unless Parent shall otherwise agree or is otherwise contemplated by this Agreement:

      (i) The respective businesses of First National and its subsidiaries shall be conducted only in the ordinary course, and there shall be no material changes in the conduct of First National's operations;

      (ii) First National shall not (A) sell or pledge or agree to sell or pledge any stock owned by it in any of its subsidiaries; (B) amend its Amended and Restated Charter of Incorporation or Bylaws; or (C) split, combine or reclassify its outstanding capital stock or declare, set aside or pay any dividend payable in cash, stock or property;

      (iii) Neither First National nor any of its subsidiaries shall (A) issue or agree to issue any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class (B) acquire or dispose of any fixed assets or acquire or dispose of any other substantial assets other than in the ordinary course of business;
            (C) incur a material amount of additional indebtedness, any other material liabilities or enter into any other material transaction other than in the ordinary course of business; (D) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

      (iv) First National shall use its best efforts to preserve intact the business organization of First National and its subsidiaries, to keep available the services of it with its present officers and key employees, and to preserve the good will of those having business relationships with it and its subsidiaries;

      (v) Neither First National nor its subsidiaries will enter into any new employment agreements with any of their respective officers or employees or grant any increases in the compensation of their respective officers and employees other than increases in the ordinary course of business and consistent with past practice.

                                    ARTICLE X
                              CONDITIONS PRECEDENT

      Section 10.1 Conditions to Each Parties' Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Date of the following conditions:

      (i) This Agreement and the transactions contemplated by this Agreement shall have been approved and adopted by the requisite votes of the Board of Directors of BankFirst, First National and Parent;

      (ii) This Agreement and the transactions contemplated by this Agreement shall have been approved and adopted by the requisite votes of the holder of the outstanding voting securities of BankFirst and First National; and

      (iii) This Agreement and Plan of Merger shall have been approved by the FDIC and the Commissioner of Financial Institutions for the State of Tennessee.

      Section 10.2 Conditions to Obligations of Parent to Effect the Merger. The obligations of Parent to effect the Merger shall be subject to the fulfillment at or prior to the Effective Date of the additional following conditions:

      (i) BankFirst and First National shall have performed their agreements contained in this Agreement required to be performed on or prior to the Effective Date and the representations and warranties of BankFirst and First National contained in this Agreement shall be true in all material respects on and as of the Effective Date as if made on and as of such date, except and contemplated by this Agreement, and Parent shall have received a certificate of each President or Chief Executive Officer of BankFirst and First National to that effect.

      (ii) Parent shall have received an opinion from the President of BankFirst, dated the Effective Date, to the effect that:

            (a) BankFirst is a corporation duly organized and validly existing under the laws of the State of Tennessee;

            (b) BankFirst is the corporate power to enter into this Agreement and to consummate the actions contemplated hereby; and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by requisite corporate action taken on the part of BankFirst;

            (c) This Agreement has been executed and delivered by BankFirst and (assuming the valid authorization, execution and delivery of this Agreement by Parent and First National) is a valid and binding obligation of BankFirst, except (A) as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (B) that the remedy's specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought;

            (d) Neither the execution, delivery, nor performance of this Agreement by BankFirst, nor the consummation of the transactions contemplated by the Agreement, will violate the Amended and Restated Charter of Incorporation or Bylaws of BankFirst and, to the actual knowledge of such officer, will not constitute a violation of or a default under (except for any such violation or default as to which requisite waivers or consent either shall have been obtained by BankFirst by the Effective Date or shall have been waived by the Parent in writing) any material contract, agreement or instruments to which BankFirst is subject and which has been specifically identified to such officer by BankFirst in connection with rendering such opinion.

      (iii) Parent shall have received an opinion from the President and Chief Executive Officer of First National

            (a) First National is a corporation duly organized and validly existing under the laws of the United States of America;

            (b) First National has the corporate power to enter into this Agreement and to consummate the actions contemplated hereby; and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by requisite corporate action taken on the part of First National;

            (c) This Agreement has been executed and delivered by First National and (assuming the valid authorization, execution and delivery of this Agreement by Parent and BankFirst) is a valid and binding obligation of First National, except (A) as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (B) that the remedy's specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought.

            (d) Neither the execution, delivery, nor performance of this Agreement by First National, or the consummation of the transactions contemplated by the Agreement, will violate the Amended and Restated Charter of Incorporation or Bylaws of First National, to the actual knowledge of such officer, will not constitute a violation as to which requisite waivers or consent either shall have been obtained by BankFirst by the Effective Date or shall have been waived by the Parent in writing) any material contract, agreement or instruments to which First National is subject and which has been specifically identified to such officer by First National in connection with rendering such opinion.

      Section 10.3 Conditions to Obligation of BankFirst to Effect the Merger. The obligation of BankFirst to effect the merger shall be subject to the fulfillment at or prior to the Effective Date of the following additional conditions:

      (i) Parent and First National shall have performed their agreements contained in this Agreement required to be performed on or prior to the Effective Date and the representations and warranties of Parent and First National contained in this Agreement shall be true in all material respects on and as of the Effective Date as if made on and as of such date, except as contemplated or permitted by this Agreement, and BankFirst shall have received a certificate of each of the Presidents and/or Chief Executive Officer of Parent and First National to that effect.

      (ii) BankFirst shall have received a certificate from each of the Presidents and/or Chief Executive Officers of Parent and First National, dated the Effective Date, to the effect that:

            (a) Each of Parent and First National is a corporation duly organized and validly existing under the laws of the State of Tennessee;

            (b) Parent and First National each has the requisite power to enter into this Agreement and to consummate the transactions contemplated by this Agreement; and the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by requisite corporate action taken on the part of Parent and First National, respectively;

            (c) This Agreement has been executed and delivered by Parent and First National and (assuming the valid authorization, execution and delivery of this Agreement by BankFirst) is a valid and binding obligation of Parent and First National, except (A) as may be limited or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect relating to creditors' rights, and
                  (B)
                  that the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought;

            (d) Neither the execution, delivery nor performance of this Agreement by Parent and First National will violate the Charter of Incorporation or Bylaws of Parent or First National. And, to the actual knowledge of such officer, will not constitute a violation of or a default under (except for any such violation or default as to which requisite waivers or consent shall either have been obtained by Parent and First National by the Effective Date or shall have been waived by BankFirst in writing). Any material contract, agreement or instrument to which Parent or First National is subject and which has been specifically identified to counsel by Parent or First National in connection with the rendering of the opinion;

      Section 10.4 Conditions to Obligations of First National to Effect the Merger. The obligations of First National to effect the Merger shall be subject to the fulfillment at or prior to the Effective Date of the additional following conditions:

      (i) BankFirst and Parent shall have performed its agreements contained in this Agreement required to be performed on or prior to the Effective Date and the representations and warranties of BankFirst and Parent contained in this Agreement shall be true in all materials respects on and as of the Effective Date as if made on and as of such date, except as contemplated by this Agreement, and First National shall have received a Certificate of the President or Chief Executive Officer of BankFirst and Parent to that effect.

      (ii) First National shall have received an opinion from the President and Chief Executive Officer of BankFirst and Parent, dated the Effective Date, to the effect that:

            (a) BankFirst and Parent are corporations duly organized and validly existing under the laws of the State of Tennessee;

            (b) BankFirst and Parent have the corporate power to enter into this Agreement and to consummate the transactions contemplated hereby; and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by requisite corporate action taken on the part of BankFirst and the Parent;

            (c) This Agreement has been executed and delivered by BankFirst and Parent and (assuming the valid authorization, execution and delivery of this Agreement by First National) is a valid and binding obligation of BankFirst and Parent, except (a) as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; and (b) the remedies of specific performance, injunction and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding may be brought.

            (d) Neither the execution, delivery, nor performance of this Agreement by BankFirst or Parent, nor the consummation of the transactions contemplated by the Agreement, will violate the Amended and Restated Charter of Incorporation or Bylaws of BankFirst and/or Parent and, to the actual knowledge of the respective officer, will not constitute a violation of or a default under (except for any such violation or default as to which requisite waivers or consent shall have been obtained by BankFirst or parent by the Effective Date or shall have been waived by First National in writing). Any material contract, agreement or instrument to which BankFirst or Parent is subject and which has been specifically identified to such representative by the Company in connection with the rendering of such opinion.

      Section 10.5 Materiality of Conditions. Notwithstanding anything contained herein, no condition involving performance of agreements or the accuracy of representations and warranties as of the Effective Date, or the furnishing of officers' certificates or opinions shall be deemed not fulfilled, and the party to whom such condition runs shall not be entitled to terminate this Agreement on such basis, if the respects in which the agreements have not been performed, or the representations and warranties are untrue, or the certificates, opinions or certificates do not conform to what is prescribed by this Agreement, in the aggregate, are not materially adverse to the financial condition, results of operation, business or assets of the other parties, provided, however, that the foregoing shall not constitute a waiver of any other rights a party may have in such circumstances.

                                   ARTICLE XI
                        TERMINATION, AMENDMENT AND WAIVER

      Section 11.1 Termination. This Agreement may be terminated at any time prior to the Effective Date whether before or after approval of the sole Shareholder of BankFirst and First National:

      (a) By mutual consent of the Board of Directors of Parent, BankFirst and First National;

      (b) By Parent, should BankFirst or First National fail to conduct its business pursuant to the covenants made in Article IX;

      (c) By either Parent or BankFirst, upon written notice to the other party, upon denial of any Governmental Approval necessary for the consummation of the Merger (or should such approval be conditioned upon a substantial deviation from the transaction contemplated); provided, however, that either party may, upon written notice to the other, extend the term of this Agreement for one 60-day period to prosecute diligently and overturn such denial, provided that such denial has been appealed within ten (10) business days of the receipt thereof;

      (d) By Parent if the conditions set forth in Sections 10.1 or 10.2 are not satisfied in all material respects as of the Effective Date, or by BankFirst if the conditions set for in Section 10.1 or Section
            10.3 are not satisfied in all material respects as of the Effective Date, or by First National Bank if the conditions set forth in Sections 10.1 and 10.4 are not satisfied in all material respects as of the Effective Date, and any such failure has not been waived prior to the Effective Date;

      (e) By any party in the event that there shall have been a material breach of any obligation of any other party hereunder, and such breach shall have not been remedied within thirty (30) days after receipt by the breaching party of written notice from the other party(ies) specifying the nature of such breach and requesting that it be remedied.

      Section 11.2 Effect of Termination. In the event that this Agreement should be terminated pursuant to Section 11.1 hereof, all further obligations of the parties under this Agreement shall be terminated without further liability of any party to another; provided, however, that a termination under Section
11.1 hereof shall not relieve any party of any liability for a breach of this Agreement or for any misstatement or misrepresentation made hereunder prior to such termination, or be deemed to constitute a waiver of any available remedy for any such breach, misstatement or misrepresentation.

                                   ARTICLE XII
                               GENERAL PROVISIONS

      Section 12.1 Notices. Any notice, request, demand and other communication which either party hereto may desire or may be required hereunder to give shall be in writing and shall be deemed to be duly given if delivered personally or mailed by certified or registered mail (postage prepaid, return receipt requested), air courier or facsimile transmission, addressed or transmitted to such other party as follows:

If to BankFirst:

                Fred R. Lawson, President and Chief Executive Officer
                BankFirst
                625 Market Street
                Knoxville, TN   37902

If to Parent:

                Fred R. Lawson, President and Chief Executive Officer Smoky Mountain Bancorp, Inc.
                625 Market Street
                Knoxville, Tennessee 37902


If to First National Bank of Gatlinburg:

                Charles Earl Ogle, Jr., Chairman
                First National Bank of Gatlinburg
                811 Parkway
                Gatlinburg, TN   37738

or to such other address as any party hereto may hereafter designate to the other parties in writing. Notice shall be deemed to have been given on the date reflected in the proof or evidence of delivery, or if none, on the date actually received.

      Section 12.2 Assignability and Parties in Interest. This Agreement shall not be assignable by any of the Parties hereto.

      Section 12.3 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Tennessee.

      Section 12.4 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

      Section 12.5 Best Efforts. First National, BankFirst and Parent each agree to use its best efforts to complete the transactions contemplated by this Agreement.

      Section 12.6 Publicity. The parties agree that press releases and other public announcements to be made by any of them with respect to the transactions contemplated hereby shall be subject to mutual agreement.

      Section 12.7 Entire Agreement. This Agreement, the Exhibits and certificates required to be delivered hereunder and any amendments or addenda hereafter executed and delivered in accordance with Article 10 hereof constitute the entire agreement of the parties hereto pertaining to the transaction contemplated hereby and supersede all prior written and oral (and all contemporaneous oral) agreements and understandings of the parties hereto concerning the subject matter hereof. The Exhibits and certificates attached hereto or furnished pursuant to this Agreement are hereby incorporated as integral parts of this Agreement. Except as provided herein, by specific language and not by mere implication, this Agreement is not intended to confer upon any other person not a party to this Agreement any rights or remedies hereunder.

      Section 12.8 Severability. If any portion or provision of this Agreement should be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction, such portion or provision shall be ineffective as to that jurisdiction to the extent of such invalidity, illegality or unenforceability, without affecting in any way the validity or enforceability of the remaining portions or provisions hereof in such jurisdiction or rendering that or any other portions or provisions of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

      Section 12.9 Modifications, Amendments and Waivers. At any time prior to the Effective Date or termination of this Agreement, the parties may, solely by written agreement executed by their duly authorized officers:

      (a) Extend the time for the performance of any of the obligations or other acts of the other party hereto;

      (b) Waive any inaccuracies in the representations and warranties made by the other party contained in this Agreement or in the schedules or exhibits hereto or any other document delivered pursuant to this Agreement;

      (c) Waive compliance with any of the covenants or agreements of the other party contained in this Agreement; and

      (d) Amend or add to any provision of this Agreement; provided, however, that no provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest and expressly stating that it is an amendment to this Agreement.

      Section 12.10 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 12.11 Payment of Expenses. Each party shall pay its own expenses incurred by the parties in connection with the transactions contemplated hereunder.

      Section 12.12 Survival of Representations and Warranties. All representations and warranties made by the parties hereto or in any instrument or document furnished in connection herewith, shall survive the Effective Date and any investigation at any time made by or on behalf of the parties hereto and shall expire at the Effective Date of the exchange except as to any matter which is based upon willful fraud with respect to which the representations and warranties set forth in this Agreement shall expire only upon expiration of the applicable statutes of limitation. Nothing in this Section 12.12 shall limit any party's rights or remedies for misrepresentations, breaches of this Agreement or any other improper action or inaction by the other party hereto prior to the its termination.

      Section 12.13 No Waiver. No failure, delay or omission of or by any party in exercising any right, power or remedy upon any breach or default of any other party shall impair any such rights, powers or remedies of the party not in breach or default, nor shall it be construed to be a waiver of any such right, power or remedy, or an acquiescence in any similar breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions of this Agreement must be in writing and must be executed by the parties to this Agreement and shall be effective only to the extent specifically set forth in such writing.

      IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement or has caused this Agreement to be executed and delivered in its name and on its behalf by its representative thereunto duly authorized, all as of the date first written above.

                                      BANKFIRST

                                      By: /s/ Fred R. Lawson
                                          --------------------------------------
                                                Fred R. Lawson

                                      Its: President and Chief Executive Officer
ATTEST:

/s/ Vickie L. Mynatt
-----------------------------
Secretary

                                      SMOKY MOUNTAIN BANCORP, INC.

                                      By: /s/ Fred R. Lawson
                                          --------------------------------------
                                                Fred R. Lawson

                                      Its: President and Chief Executive Officer
ATTEST:

/s/ Leslie Ruhn
-----------------------------
Secretary
                                      FIRST NATIONAL BANK OF GATLINBURG

                                      By: /s/ Dwight Grizzell
                                          --------------------------------------
                                                Dwight Grizzell

                                      Its: President
ATTEST:

/s/ Leslie Ruhn
-----------------------------
Secretary

                                   EXHIBIT A

BankFirst                                     BankFirst
625 Market Street                             4611 Kingston Pike
Knoxville, Tennessee 37902                    Knoxville, Tennessee 37919

BankFirst                                     BankFirst
330 North Cedar Bluff Road                    3038-A Mall Road North
Knoxville, Tennessee 37923                    Knoxville, Tennessee 37924

BankFirst                                     BankFirst
11140 Kingston Pike                           7108 Maynardville Highway
Knoxville, Tennessee 37922                    Knoxville, Tennessee 37918

BankFirst                                     BankFirst
710 South Foothills Plaza Drive               109 Associates Boulevard
Maryville, Tennessee 37801                    Alcoa, Tennessee 37701

BankFirst                                     BankFirst
406 Grove Street                              22730 West Lee Highway
Loudon, Tennessee 37774                       Philadelphia, Tennessee 37846

BankFirst                                     BankFirst
302 Village Square                            391 Highway 321/95North
Loudon, Tennessee 37774                       Lenoir City, Tennessee 37771

                                   EXHIBIT B

First National Bank of Gatlinburg             First National Bank of Gatlinburg
811 Parkway                                   7110 Highway 321
P.O. Box 110                                  Gatlinburg, Tennessee 37738
Gatlinburg, Tennessee 37738-0110

First National Bank of Gatlinburg             First National Bank of Gatlinburg
3416 South River Road                         430 Forks of the River Parkway
Pigeon Forge, Tennessee 37863                 Sevierville, Tennessee 37862

First National Bank of Gatlinburg             First National Bank of Gatlinburg
710 Dolly Parton Parkway                      10232 Chapman Highway
Sevierville, Tennessee 37862                  Seymour, Tennessee 37865

First National Bank of Gatlinburg             First National Bank of Gatlinburg
858 Highway 92 South                          263 East Broadway Boulevard
P.O. Box 723                                  Jefferson City, Tennessee 37760
Dandridge, Tennessee 37725-0723

                                   EXHIBIT E

BankFirst                                     BankFirst
625 Market Street                             4611 Kingston Pike
Knoxville, Tennessee 37902                    Knoxville, Tennessee 37919

BankFirst                                     BankFirst
330 North Cedar Bluff Road                    3038-A Mall Road North
Knoxville, Tennessee 37923                    Knoxville, Tennessee 37924

BankFirst                                     BankFirst
11140 Kingston Pike                           7108 Maynardville Highway
Knoxville, Tennessee 37922                    Knoxville, Tennessee 37918

BankFirst                                     BankFirst
710 South Foothills Plaza Drive               109 Associates Boulevard
Maryville, Tennessee 37801                    Alcoa, Tennessee 37701

BankFirst                                     BankFirst
406 Grove Street                              22730 West Lee Highway
Loudon, Tennessee 37774                       Philadelphia, Tennessee 37846

BankFirst                                     BankFirst
302 Village Square                            391 Highway 321/95North
Loudon, Tennessee 37774                       Lenoir City, Tennessee 37771

BankFirst                                     BankFirst
811 Parkway                                   7110 Highway 321
P.O. Box 110                                  Gatlinburg, Tennessee 37738
Gatlinburg, Tennessee 37738-0110

BankFirst                                     BankFirst
3416 South River Road                         430 Forks of the River Parkway
Pigeon Forge, Tennessee 37863                 Sevierville, Tennessee 37862

BankFirst                                     BankFirst
710 Dolly Parton Parkway                      10232 Chapman Highway
Sevierville, Tennessee 37862                  Seymour, Tennessee 37865

BankFirst                                     BankFirst
858 Highway 92 South                          263 East Broadway Boulevard
P.O. Box 723                                  Jefferson City, Tennessee 37760
Dandridge, Tennessee 37725-0723

                                   EXHIBIT C

Charles Anderson
James L. Clayton
Dwight Grizzell
Jerry Hays
Fred A. Hurst, M. D.
Fred R. Lawson
Jack H. Lefler
John J. Manikas
James L. Matlock
C. Warren Neel
Charles Earl Ogle, Jr.
Richard B. Ray
Harlan Reagan
Jim Reagan
Jim Sidwell, Jr.
Joseph A. Swann
Bernie R. Swiney
Samuel H. Taylor
Fred L. Waggoner, Jr.
Kathy J. White
Timothy W. Williams
Geoff Wolpert
Joseph R. Zappa, Jr.

Some board members will want to retire after the boards are combined. That decision has not been reached at this point.

                                   EXHIBIT D

James L. Clayton, Chairman
Fred R. Lawson, President and Chief Executive Officer
C. David Allen, Chief Financial Officer
Edward L. Green, Regional President for Loudon County
Dwight Grizzell, Regional President for Sevier County
Ed Stiner, Regional President for Jefferson County
W. Robert Sullivan, Regional President for Blount County
R. Stephen Hagood, Executive Vice President
Ken Simonis, Executive Vice President
Beverly F. Atchley, Senior Vice President
Nancy J. Bowen, Vice President
Bev Brosch, Vice President
Mike Brown, Senior Vice President
Michael L. Bryson, Senior Vice President
David Butler, Vice President
Charles A. Chadwell, Vice President
Susan S. Clendenen, Vice President
Jerry Cole, Vice President
Jerry L. French, Senior Vice President
W. James Haynes, Vice President
Steve P. Henry, Vice President
Faye Hurt, Vice President
E. Allen King, Senior Vice President
Ronnie Loveday, Vice President
Jean R. Lowery, Vice President
Powell McCarty, Vice President
Devon McKinzie, Vice President
Ginny McLain-Tate, Vice President
Ronald L. McNabb, Vice President
G. Janice Miller, Controller
Donald R. Mull, Vice President
JoAnn Owens, Vice President
C. Suzi Ray, Senior Vice President
Kathy Reed, Vice President
Jessica Rich, Vice President
Tommy Small, Vice President
Sheila H. Sterling, Senior Vice President
Michael R. Stuart, Vice President
Fay M. Townsend, Vice President
Rose Walker, Vice President
Martha S. Wallen, Senior Vice President
Martha A. Ward, Vice President
Sharon O. Woods, Senior Vice President